UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 1, 2016 (July 30, 2016)

Date of Report (Date of earliest event reported)

Caesars Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-36207	46-2672999
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

Stock Purchase Agreement

On July 30, 2016, Caesars Interactive Entertainment, Inc., a Delaware corporation (“CIE”), an indirect subsidiary of Caesars Acquisition Company (“CAC”), Alpha Frontier Limited, a Cayman Islands exempted company (“Purchaser”), backed by a consortium that includes Giant Investment (HK) Limited, an affiliate of Shanghai Giant Network Technology Co., Ltd.; Yunfeng Capital; China Oceanwide Holdings Group Co., Ltd.; China Minsheng Trust Co., Ltd.; CDH China HF Holdings Company Limited and Hony Capital Fund (collectively, the “Consortium”), and, solely for certain limited purposes described therein, Caesars Growth Partners, LLC, a Delaware limited liability company (“CGP”), and CIE Growth, LLC, a Delaware limited liability company, entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which, among other things, CIE will sell its social and mobile games business (the “SMG Business”) to Purchaser (such sale, together with the transactions contemplated under the Purchase Agreement, the “Sale”).

Subject to the terms and conditions of the Purchase Agreement, CIE will form a wholly owned subsidiary (“New CIE”) and consolidate the SMG Business, including Playtika, Ltd. (“Playtika”), into New CIE (the “Subsidiary Restructuring”). At the closing of the Sale (the “Closing”), Purchaser will acquire all of the issued and outstanding capital stock of New CIE for cash consideration of $4.4 billion, subject to customary purchase price adjustments for net working capital, cash, transaction expenses and debt.

In order to finance Purchaser’s obligations under the Purchase Agreement, including payment of the purchase price, the Consortium members have each entered into an equity commitment letter. The availability of the equity financing, however, is not a condition to consummation of the Sale, and Purchaser will remain subject to the obligations under the Purchase Agreement until the Sale is consummated or the Purchase Agreement is terminated in accordance with its terms.

CIE has agreed to hold the proceeds from the Sale in a separate maintenance account until the occurrence of certain bankruptcy release events, as further detailed in the Purchase Agreement. CIE may use the funds held in such maintenance account, subject to certain limitations, for certain permitted uses, including the release of certain bankruptcy claims and indemnification of Purchaser for any bankruptcy-related claims, as well as up to an aggregate amount not to exceed $1.85 billion for the payment of transaction expenses related to the Sale, distribution to minority shareholders or equity holders of CIE, tax payments, one or more distributions or advances to Caesars Entertainment Corporation (“CEC”) or any of its subsidiaries for the payment of professional fees in an aggregate amount not to exceed $200 million and for the support or advancement of a proposed casino project in South Korea in an aggregate amount not to exceed $100 million.

The assets to be sold are limited to the SMG Business and will not include CIE’s interest in the World Series of Poker (“WSOP”) brand and other WSOP-related intellectual property or CIE’s online real money gaming business. Pursuant to the Purchase Agreement, at the Closing, the parties will also enter into certain intellectual property licenses. CIE will grant an exclusive license to Playtika with respect to the WSOP and other WSOP-related trademarks owned by CIE or its affiliates for use in Playtika’s social and mobile games for a 3% royalty on net revenues. CIE will also sublicense on an exclusive basis to Playtika certain of the trademarks licensed to CIE by Caesars Entertainment Operating Company, Inc. and certain of its affiliates under the Cross Marketing and Trademark License Agreement, dated September 2011, for use in Playtika’s social and mobile games for a 3% royalty on net revenues. In addition, Playtika and Playtika Santa Monica, LLC will grant a royalty-free, non-exclusive license to CIE under patents owned by them for use in CIE’s and its affiliates’ real money gaming business. Furthermore, CIE and Purchaser agreed to negotiate the entry into a transition services agreement for the provision of certain transition services for a period of not more than three months following the Closing.

CIE and Purchaser have each made customary representations, warranties and covenants in the Purchase Agreement. In addition, CIE has agreed not to, directly or indirectly, initiate, solicit, encourage or facilitate any proposals or offers for certain transactions involving the sale of the SMG Business.

The consummation of the Sale is subject to the satisfaction or waiver of various other conditions, including, among others, (i) obtaining any necessary consents or approvals as may be required under the Hart-Scott Rodino Act of 1976, as amended, or any other antitrust law to effect the Sale, (ii) no issuance of any order by a governmental authority restraining or prohibiting the Sale, (iii) the completion of the Subsidiary Restructuring, (iv) obtaining a certain tax certificate from the Israeli Tax Authority, and (v) the retention of certain key employees.

On July 29, 2016, Purchaser deposited $150 million into an escrow account and, pursuant to the terms of the Purchase Agreement, Purchaser will deposit an additional $150 million into the escrow account by 11:59 p.m., Pacific time on August 8, 2016 for a total deposit of $300 million (the “Deposit”). The Purchase Agreement will automatically terminate, and the initial $150 million will be released to CIE, if the full amount of the Deposit is not made by Purchaser by such time.

The Purchase Agreement also contains certain termination rights, including a right by either CIE or Purchaser to terminate the Purchase Agreement if the Sale has not been consummated within 120 days of the execution of the Purchase Agreement, subject to a 90 day extension by either party if any governmental or regulatory restrictions have been placed on the consummation of the transaction or the tax certificate from the Israeli Tax Authority has not been obtained. If the Purchase Agreement is terminated, the Deposit will be released to either CIE or Purchaser depending on the circumstances of such termination as specified in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

The Purchase Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about CAC or its subsidiaries and affiliates. The Purchase Agreement contains representations and warranties by each of the parties to the Purchase Agreement with respect to matters as of specified dates. These representations and warranties (i) were made solely for the benefit of the other parties to the Purchase Agreement and are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Purchase Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Purchase Agreement and (iii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and were made only as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by CAC. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of CAC.

Consent to CIE Sale Transaction

On July 30, 2016, CAC and CEC entered into an agreement regarding CEC’s consent to the sale of the SMG Business (the “CIE Sale Transaction Consent”), as approved by the special committee of CAC’s Board of Directors and the strategic alternatives committee of the board of directors of CEC.

Subject to the terms and conditions of the agreement, CEC granted any and all approvals, consents or waivers with respect to the sale of the SMG Business in accordance with the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2016, by and between CAC and CEC (the “Merger Agreement”). In addition, CEC separately waived its right of first offer and consented to the sale of the SMG Business for all purposes in connection with the Amended and Restated Limited Liability Company Agreement of CGP (the “CGP Operating Agreement”).

Furthermore, CAC and CEC agreed to use commercially reasonable efforts to amend the CGP Operating Agreement to, among other things, permit CGP following the Closing to (i) make one or more non-pro rata distributions or advances to CEC of up to $200 million for professional fees and up to $100 million to support a proposed casino project in South Korea, and (ii) make one or more non-pro rata distribution to CAC to pay tax liabilities resulting from the Sale.

The foregoing description of the CIE Sale Transaction Consent does not purport to be complete and is qualified in its entirety by reference to the CIE Sale Transaction Consent, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 30, 2016, CAC and Purchaser issued a press release in connection with the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CAC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Important Additional Information

Pursuant to the Merger Agreement, among other things, CAC will merge with and into CEC, with CEC as the surviving company (the “Merger”). In connection with the Merger, CEC and CAC will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. Stockholders are urged to read the Registration Statement and joint proxy statement/prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint proxy statement/prospectus, as well as other filings containing information about CEC and CAC, at the SEC’s website (www.sec.gov), from CEC Investor Relations (investor.caesars.com) or from CAC Investor Relations (investor.caesarsacquisitioncompany.com).

Forward-Looking Statements

This Current Report on Form 8-K contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” or “pursue,” or the negative of these words or other words or expressions of similar meaning that may identify forward-looking statements and are found at various places throughout this Current Report on Form 8-K. These forward-looking statements, including, without limitation, those relating to the consummation of the Sale, future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings and future financial results, wherever they occur in this Current Report on Form 8-K, are based on our current expectations about future events and are necessarily estimates reflecting the best judgment of management and involve a number of risks and uncertainties that could cause actual performance or results to differ materially from those suggested by the forward-looking statements.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of CAC, CIE and their subsidiaries, may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in CAC’s reports filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein): the Sale may not be consummated due to the failure to satisfy any of the conditions to Closing in the Purchase Agreement; the Sale may not be consummated or one or more events, changes or other circumstances could occur that could give rise to the termination of the Purchase Agreement; unexpected costs, charges or expenses resulting from the Sale; and potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale.

The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with the statements that are included herein and elsewhere, including the risk factors contained in the sections captioned “Risk Factors” in CAC’s most recent quarterly Report on Form 10-Q and Annual Report on Form 10-K filed with the SEC. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. CAC and CIE disclaim any obligation to update the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated or, if no date is stated, as of the date of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed and furnished herewith:

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of July 30, 2016, by and among Caesars Interactive Entertainment, Inc., Alpha Frontier Limited, Caesars Growth Partners, LLC and CIE Growth, LLC.*

10.1	Consent to CIE Sale Transaction, dated as of July 30, 2016, by and between Caesars Acquisition Company and Caesars Entertainment Corporation.

99.1	Text of joint press release, dated July 30, 2016.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CAC agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ACQUISITION COMPANY

Date: August 1, 2016	By:	/s/ Craig J. Abrahams
Name: Craig J. Abrahams
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of July 30, 2016, by and among Caesars Interactive Entertainment, Inc., Alpha Frontier Limited, Caesars Growth Partners, LLC and CIE Growth, LLC.*

10.1	Consent to CIE Sale Transaction, dated as of July 30, 2016, by and between Caesars Acquisition Company and Caesars Entertainment Corporation.

99.1	Text of joint press release, dated July 30, 2016.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CAC agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request.